Filed Pursuant to Rule 497(a)(1)

File No. 333-149109

Rule 482 ad

ARES CAPITAL CORPORATION
ANNOUNCES ESTIMATED NET ASSET VALUE AND CORE EPS

FOR QUARTER ENDED MARCH 31, 2008

New York, NY, April 15, 2008—Ares Capital Corporation (NASDAQ: ARCC) announced today that it estimates it will report net asset value per share as of March 31, 2008 in the range of $15.10 to $15.19  and that it estimates it will report basic and diluted Core earnings per share (“EPS”)  in the range of $0.35 to $0.37 per share as of March 31, 2008.(1) These estimates are based on management’s determination and have not yet been approved by the Company’s Board of Directors.

As previously announced, the Company is in the process of  a transferable rights offering to purchase shares of its common stock that is scheduled to expire at 5:00 pm New York time on Monday, April 21, 2008, subject to extension in the Company’s sole discretion.  Estimated net asset value and estimated Core EPS are provided for informational purposes only and the net asset value per share and Core EPS at the time of the expiration of the rights offering may be higher or lower than these estimates.  The Company’s Board of Directors, which retains the ultimate authority for valuing our assets, may not agree with these estimates.  See “Determination of Net Asset Value” in the prospectus for the rights offering for further information regarding the calculation of net asset value.

“We continue to be encouraged by the investment opportunities that we are seeing as a result of the dislocation in the debt capital markets, including reduced competition, a widening of spreads, increased fees and generally more conservative capital structures and deal terms.  We believe we are well positioned to take advantage of those opportunities.  Prior to August 2007, suppliers of capital to middle market companies were abundant and investment opportunities generally did not provide what we believed were adequate returns for junior debt and equity investments.  In response, we focused on senior debt investments in defensive industries to protect the downside in our portfolio in anticipation of the current market that offers more attractive risk adjusted returns at every level of the balance sheet.  The equity from the rights offering will allow us to build on our existing strong platform and well diversified portfolio and to continue executing our core operating objective of pursuing appropriate risk adjusted returns across market cycles,” said Michael Arougheti, President of the Company.

The information furnished above is based on management’s preliminary determinations only and, as a result, the Company’s reported information when it files its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008 may differ, and any such differences may be material. In addition, the information furnished above does not include all of the information regarding the Company’s financial condition and results of operations for the quarterly period ended March 31, 2008 that may be important to readers. As a result, readers are cautioned not to place undue reliance on the information furnished in this press release and should view this information in the context of the Company’s full first quarter results when such results are disclosed by the Company in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008. The information furnished in this press release is based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.

(1) Estimated basic and diluted Core EPS is a non-GAAP financial measure. Estimated core EPS is the net per share increase in stockholders’ equity resulting from operations less realized and unrealized gains and losses, any incentive management fees attributable to such realized gains and losses and any income taxes related to such realized gains. Ares Capital believes that Core EPS provides useful information to investors regarding financial performance because it is one method Ares Capital uses to measure its financial condition and results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.  Reconciliation of basic and diluted Core EPS to the most directly comparable GAAP financial measure is set forth in Schedule 1 hereto.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Ares Capital Corporation before investing. The prospectus for Ares Capital Corporation’s current rights offering contains this and other information about Ares Capital Corporation. The prospectus should be read carefully before investing. A copy of the final prospectus to the rights offering may be obtained from Georgeson Inc., the Information Agent, 199 Water Street, 26th Floor, New York, NY 10038, (866) 203-9356.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company. Ares Capital Corporation has elected to be regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private U.S. middle market companies.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

AVAILABLE INFORMATION

Ares Capital Corporation’s filings with the Securities and Exchange Commission (including the prospectus), press releases, earnings releases and other financial information are available on its website at www.arescapitalcorp.com.

CONTACT

Richard S. Davis

Ares Capital Corporation

310-201-4200

SCHEDULE 1

Reconciliation of estimated basic and diluted Core EPS to estimated basic and diluted GAAP EPS

Reconciliation of estimated basic and diluted Core EPS to basic and estimated diluted GAAP EPS, the most directly comparable GAAP financial measure, as of March 31, 2008 is provided below.

As of March 31, 2008
Range of estimated basic and diluted Core EPS(1)	$0.35 – 0.37
Range of estimated realized and unrealized gains (losses), net	(0.29 – 0.22)
Range of estimated incentive fees attributed to realized gains (losses)	0.00 – 0.00
Range of estimated income tax expense related to realized gains	0.00 – 0.00
Range of estimated basic and diluted GAAP EPS	$0.06 – 0.15

(1)Estimated basic and diluted Core EPS is a non-GAAP financial measure. Estimated Core EPS is the net per share increase in stockholders’ equity resulting from operations less realized and unrealized gains and losses, any incentive management fees attributable to such realized gains and losses and any income taxes related to such realized gains. Ares Capital believes that Core EPS provides useful information to investors regarding financial performance because it is one method Ares Capital uses to measure its financial condition and results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.